Exhibit 99.2

GSAMP 2004-HE2
Run 11


Assumptions:
                      Pricing Prepayment Curves
                      Forward Libor
                      40% severity, 0 lag
                      100% P&I advances

                                                     Fwd
Month                   OMDR                        1mth               6mth
-----                   ----                        ----               ----
    1                      0                     1.42625            1.89138
    2                      0                     1.62925            2.05657
    3                      0                     1.82141            2.20737
    4                      0                     1.99292            2.36572
    5                      0                     2.13040            2.49933
    6                      0                     2.30599            2.64026
    7                      0                     2.41589            2.78121
    8                      0                     2.55152            2.91356
    9                      0                     2.69762            3.03957
   10                 0.1667                     2.83531            3.16814
   11                 0.1667                     2.96002            3.27833
   12                 0.1667                     3.09870            3.38826
   13                 0.1667                     3.22071            3.50481
   14                 0.1667                     3.32163            3.59936
   15                 0.1667                     3.42318            3.68970
   16                 0.1667                     3.52127            3.78548
   17                 0.1667                     3.61214            3.87158
   18                 0.1667                     3.76542            3.95358
   19                 0.1667                     3.78856            4.01789
   20                 0.1667                     3.87283            4.08510
   21                 0.1667                     3.96615            4.14510
   22                 0.1667                     4.04309            4.19511
   23                 0.1667                     4.09214            4.24202
   24                 0.1667                     4.13680            4.29020
   25                 0.2083                     4.18187            4.33225
   26                 0.2083                     4.22672            4.37717
   27                 0.2083                     4.27030            4.42013
   28                 0.2083                     4.31688            4.46257
   29                 0.2083                     4.36476            4.50423
   30                 0.2083                     4.40549            4.54723
   31                 0.2083                     4.44595            4.58185
   32                 0.2083                     4.48370            4.62044
   33                 0.2083                     4.52158            4.66021
   34                 0.2083                     4.55801            4.69900
   35                 0.2083                     4.59507            4.74036
   36                 0.2083                     4.62702            4.78363
   37                 0.1667                     4.66703            4.82473
   38                 0.1667                     4.71513            4.86909
   39                 0.1667                     4.75832            4.90771
   40                 0.1667                     4.80023            4.94324
   41                 0.1667                     4.84072            4.97817
   42                 0.1667                     4.87807            5.01174
   43                 0.1667                     4.91571            5.04207
   44                 0.1667                     4.94823            5.07595
   45                 0.1667                     4.97788            5.10526
   46                 0.1667                     5.00640            5.13740
   47                 0.1667                     5.03376            5.17250
   48                 0.1667                     5.05830            5.20567
   49                  0.125                     5.09499            5.24118
   50                  0.125                     5.13401            5.27617
   51                  0.125                     5.17040            5.30438
   52                  0.125                     5.20629            5.33251
   53                  0.125                     5.23674            5.35910
   54                  0.125                     5.26560            5.37891
   55                  0.125                     5.29161            5.39716
   56                  0.125                     5.31234            5.41526
   57                  0.125                     5.33256            5.43273
   58                  0.125                     5.35085            5.45034
   59                  0.125                     5.36253            5.46924
   60                  0.125                     5.37348            5.48910
   61                 0.0417                     5.39187            5.51226
   62                 0.0417                     5.41578            5.53227
   63                 0.0417                     5.43829            5.55026
   64                 0.0417                     5.46015            5.56898
   65                 0.0417                     5.47977            5.58610
   66                 0.0417                     5.50018            5.60123
   67                 0.0417                     5.51589            5.61435
   68                 0.0417                     5.53013            5.62813
   69                 0.0417                     5.54526            5.64231
   70                 0.0417                     5.55838            5.65676
   71                 0.0417                     5.56941            5.66954
   72                 0.0417                     5.57928            5.68375
   73                 0.0417                     5.59262            5.70002
   74                 0.0417                     5.60910            5.71481
   75                 0.0417                     5.62572            5.72769
   76                 0.0417                     5.63953            5.74385
   77                 0.0417                     5.65408            5.75542
   78                 0.0417                     5.66926            5.76892
   79                 0.0417                     5.68211            5.78202
   80                 0.0417                     5.69357            5.79353
   81                 0.0417                     5.70893            5.80726
   82                 0.0417                     5.71769            5.81974
   83                 0.0417                     5.73034            5.83362
   84                 0.0417                     5.74202            5.84667
   85                 0.0417                     5.75356            5.86038
   86                 0.0417                     5.76930            5.87449
   87                 0.0417                     5.78382            5.88598
   88                 0.0417                     5.79684            5.89797
   89                 0.0417                     5.80933            5.90878
   90                 0.0417                     5.82171            5.92069
   91                 0.0417                     5.83300            5.92834
   92                 0.0417                     5.84221            5.93729
   93                 0.0417                     5.85254            5.94734
   94                 0.0417                     5.86083            5.95478
   95                 0.0417                     5.87047            5.96398
   96                 0.0417                     5.87523            5.97244
   97                      0                     5.88426            5.98246
   98                      0                     5.89413            5.99384
   99                      0                     5.90199            6.00180
  100                      0                     5.91234            6.01164
  101                      0                     5.92226            6.02170
  102                      0                     5.93176            6.03336
  103                      0                     5.94377            6.04352
  104                      0                     5.95175            6.05420
  105                      0                     5.96219            6.06650
  106                      0                     5.97318            6.07777
  107                      0                     5.98544            6.09078
  108                      0                     5.99525            6.09964
  109                      0                     6.00696            6.11151
  110                      0                     6.01758            6.12345
  111                      0                     6.02766            6.13273
  112                      0                     6.04025            6.14388
  113                      0                     6.04857            6.15416
  114                      0                     6.06072            6.16696
  115                      0                     6.07272            6.17818
  116                      0                     6.08174            6.19178
  117                      0                     6.09359            6.20443
  118                      0                     6.10491            6.21759
  119                      0                     6.11707            6.23249
  120                      0                     6.12833            6.24478
  121                      0                     6.14442            6.25863
  122                      0                     6.15779            6.27067
  123                      0                     6.17184            6.28062
  124                      0                     6.18587            6.29113
  125                      0                     6.19580            6.30090
  126                      0                     6.20700            6.30730
  127                      0                     6.21622            6.31297
  128                      0                     6.22221            6.31904
  129                      0                     6.23026            6.32501
  130                      0                     6.23701            6.32957
  131                      0                     6.23849            6.33405
  132                      0                     6.24238            6.34069
  133                      0                     6.24783            6.34906
  134                      0                     6.25326            6.35437
  135                      0                     6.25971            6.36071
  136                      0                     6.26696            6.36991
  137                      0                     6.27328            6.37543
  138                      0                     6.28217            6.38359
  139                      0                     6.28728            6.39130
  140                      0                     6.29425            6.39930
  141                      0                     6.30405            6.40968
  142                                            6.30893            6.41902
  143                                            6.31812            6.42998
  144                                            6.32688            6.43971
  145                                            6.33616            6.44944
  146                                            6.35005            6.45915
  147                                            6.36145            6.46427
  148                                            6.37032            6.47014
  149                                            6.37785            6.47281
  150                                            6.38430            6.47489
  151                                            6.38847            6.47457
  152                                            6.38905            6.47238
  153                                            6.39188            6.47309
  154                                            6.38903            6.46854
  155                                            6.38727            6.46827
  156                                            6.38249            6.46742
  157                                            6.37842            6.46528
  158                                            6.37939            6.46633
  159                                            6.37634            6.46436
  160                                            6.37882            6.46748
  161                                            6.37956            6.46823
  162                                            6.37846            6.47135
  163                                            6.38173            6.47397
  164                                            6.38204            6.47767
  165                                            6.38618            6.48449
  166                                            6.38860            6.48827
  167                                            6.39387            6.49407
  168                                            6.39495            6.49825
  169                                            6.40277            6.50371
  170                                            6.41072            6.50838
  171                                            6.41462            6.50791
  172                                            6.41976            6.50816
  173                                            6.42234            6.50633
  174                                            6.42277            6.50391
  175                                            6.42389            6.49905
  176                                            6.41893            6.49256
  177                                            6.41613            6.48980
  178                                            6.41180            6.48648
  179                                            6.40625            6.48498
  180                                            6.39643            6.48046
  181                                            6.39341            6.48077
  182                                            6.39364            6.48103
  183                                            6.39310            6.47881
  184                                            6.39459            6.47866
  185                                            6.39136            6.47763
  186                                            6.39247            6.47655
  187                                            6.39219            6.47461
  188                                            6.38891            6.47294
  189                                            6.38941            6.47236
  190                                            6.38903            6.46977
  191                                            6.38455            6.46628
  192                                            6.38390            6.46509
  193                                            6.38293            6.46405
  194                                            6.37948            6.45946
  195                                            6.37704            6.45538
  196                                            6.37490            6.45265
  197                                            6.37143            6.44907
  198                                            6.36990            6.44540
  199                                            6.36427            6.43963
  200                                            6.36040            6.43666
  201                                            6.35847            6.43413
  202                                            6.35446            6.42995
  203                                            6.34975            6.42410
  204                                            6.34546            6.41916
  205                                            6.34145            6.41497
  206                                            6.33660            6.40896
  207                                            6.33200            6.40181
  208                                            6.32513            6.39610
  209                                            6.32045            6.38986
  210                                            6.31585            6.38412
  211                                            6.30882            6.37728
  212                                            6.30198            6.37021
  213                                            6.29849            6.36516
  214                                            6.28930            6.35655
  215                                            6.28451            6.35064
  216                                            6.27796            6.34251
  217                                            6.26925            6.33391
  218                                            6.26318            6.32712
  219                                            6.25557            6.31753
  220                                            6.24732            6.30936
  221                                            6.23954            6.30045
  222                                            6.23197            6.29213
  223                                            6.22350            6.28291
  224                                            6.21364            6.27308
  225                                            6.20719            6.26625
  226                                            6.19665            6.25455
  227                                            6.18871            6.24621
  228                                            6.17919            6.23662
  229                                            6.16909            6.22464
  230                                            6.16057            6.21459
  231                                            6.14795            6.20222
  232                                            6.14000            6.19246
  233                                            6.12942            6.18002
  234                                            6.11585            6.16731
  235                                            6.10762            6.15766
  236                                            6.09640            6.14554
  237                                            6.08431            6.13311
  238                                            6.07375            6.12158
  239                                            6.06292            6.11009
  240                                            6.04953            6.09558
  241                                            6.03826            6.08413
  242                                            6.02525            6.07170
  243                                            6.01218            6.05828
  244                                            6.00095            6.04641
  245                                            5.98636            6.03269
  246                                            5.97637            6.02300
  247                                            5.96485            6.01114
  248                                            5.95165            5.99980
  249                                            5.94200            5.99014
  250                                            5.93122            5.97966
  251                                            5.92097            5.97007
  252                                            5.90998            5.95907
  253                                            5.90082            5.94961
  254                                            5.88869            5.93845
  255                                            5.87968            5.92912
  256                                            5.87090            5.92037
  257                                            5.86012            5.91093
  258                                            5.85210            5.90260
  259                                            5.84306            5.89358
  260                                            5.83326            5.88550
  261                                            5.82651            5.87880
  262                                            5.81850            5.87049
  263                                            5.80911            5.86217
  264                                            5.80208            5.85553
  265                                            5.79537            5.84960
  266                                            5.78702            5.84130
  267                                            5.78008            5.83403
  268                                            5.77371            5.82809
  269                                            5.76664            5.82180
  270                                            5.76144            5.81595
  271                                            5.75336            5.80865
  272                                            5.74738            5.80420
  273                                            5.74325            5.80053
  274                                            5.73769            5.79583
  275                                            5.73200            5.79020
  276                                            5.72707            5.78574
  277                                            5.72275            5.78229
  278                                            5.71813            5.77776
  279                                            5.71413            5.77306
  280                                            5.70869            5.76929
  281                                            5.70541            5.76610
  282                                            5.70263            5.76343
  283                                            5.69828            5.75998
  284                                            5.69477            5.75737
  285                                            5.69318            5.75675
  286                                            5.68912            5.75277
  287                                            5.68758            5.75176
  288                                            5.68529            5.75045
  289                                            5.68282            5.74808
  290                                            5.68232            5.74729
  291                                            5.67853            5.74399
  292                                            5.67858            5.74461
  293                                            5.67790            5.74361
  294                                            5.67569            5.74374
  295                                            5.67596            5.74322
  296                                            5.67422            5.74254
  297                                            5.67537            5.74220
  298                                            5.67496            5.73796
  299                                            5.67658            5.73357
  300                                            5.67484            5.72617
  301                                            5.67208            5.71982
  302                                            5.66375            5.71220
  303                                            5.65415            5.70264
  304                                            5.64712            5.69535
  305                                            5.63917            5.68746
  306                                            5.63114            5.68046
  307                                            5.62485            5.67326
  308                                            5.61551            5.66530
  309                                            5.60949            5.66033
  310                                            5.60343            5.65469
  311                                            5.59771            5.64976
  312                                            5.59015            5.64225
  313                                            5.58508            5.63762
  314                                            5.57917            5.63251
  315                                            5.57315            5.62622
  316                                            5.56891            5.62138
  317                                            5.56163            5.61522
  318                                            5.55817            5.61223
  319                                            5.55376            5.60756
  320                                            5.54766            5.60374
  321                                            5.54448            5.60066
  322                                            5.54052            5.59717
  323                                            5.53714            5.59467
  324                                            5.53314            5.59077
  325                                            5.53095            5.58834
                                                 5.52608            5.58473
                                                 5.52371            5.58245
                                                 5.52183            5.58072
                                                 5.51811            5.57829
                                                 5.51677            5.57707
                                                 5.51474            5.57516
                                                 5.51214            5.57389
                                                 5.51145            5.57375
                                                 5.51010            5.57337
                                                 5.50857            5.57196
                                                 5.50770            5.57164
                                                 5.50746            5.57240
                                                 5.50702            5.57210
                                                 5.50723            5.57116
                                                 5.50599            5.57222
                                                 5.50664            5.57255
                                                 5.50796            5.57403
                                                 5.50782            5.57537
                                                 5.50785            5.57640
                                                 5.51109            5.57937
                                                 5.51034            5.58056
                                                 5.51313            5.58351
                                                 5.51541            5.58550
                                                 5.51618            5.58780
                                                 5.51924            5.59150
                                                 5.52176            5.59321
                                                 5.52404            5.59709
                                                 5.52691            5.60010
                                                 5.53049            5.60433
                                                 5.53392            5.60841
                                                 5.53612            5.61191
                                                 5.54158            5.61749
                                                 5.54434            5.61871
                                                 5.54938            5.62193
                                                 5.55394            5.62424
                                                 5.55633            5.62454


Stepdown to maturity

                                          -----------------------------------------------------------------------------------------
                                             100% Omdr                      150% Omdr                      200% Omdr
-----------------------------------------------------------------------------------------------------------------------------------
M1      DM                                                   67.16                          67.03                             65
        WAL                                                   5.06                           5.94                           4.48
        Mod Durn                                              4.48                           5.18                           4.07
        Principal Window                             Jan08 - Dec16                  Apr09 - Jan16                  Aug08 - Jul09
        Principal Writedown                            0.00 (0.00%)                   0.00 (0.00%)                   0.00 (0.00%)
        Total Collat Loss (Tranche Life)      36,291,736.90 (4.00%)          54,437,605.36 (6.00%)          61,689,094.76 (6.80%)
-----------------------------------------------------------------------------------------------------------------------------------
M2      DM                                                  113.46                         113.05                            111
        WAL                                                    4.9                           5.27                           5.34
        Mod Durn                                               4.3                           4.61                           4.68
        Principal Window                             Nov07 - Oct15                  Nov08 - Nov14                  Jul09 - May10
        Principal Writedown                            0.00 (0.00%)                   0.00 (0.00%)                   0.00 (0.00%)
        Total Collat Loss (Tranche Life)      36,291,736.90 (4.00%)          54,437,605.36 (6.00%)          64,715,311.17 (7.13%)
-----------------------------------------------------------------------------------------------------------------------------------

                                            -----------------------------------------------------------------
                                                   250% Omdr                           300% Omdr
-------------------------------------------------------------------------------------------------------------
M1     DM                                                            65                                65.15
       WAL                                                         4.39                                 4.31
       Mod Durn                                                       4                                 3.94
       Principal Window                                   Jul08 - Jun09                        Jun08 - May09
       Principal Writedown                                  0.00 (0.00%)                         0.00 (0.00%)
       Total Collat Loss (Tranche Life)            75,977,444.44 (8.38%)                89,812,224.52 (9.90%)
-------------------------------------------------------------------------------------------------------------
M2     DM                                                         113.5                                116.1
       WAL                                                          5.3                                 5.25
       Mod Durn                                                    4.65                                 4.61
       Principal Window                                   Jun09 - May10                        May09 - May10
       Principal Writedown                                  0.00 (0.00%)                         0.00 (0.00%)
       Total Collat Loss (Tranche Life)            80,894,138.96 (8.92%)               97,072,966.75 (10.70%)
-------------------------------------------------------------------------------------------------------------



Stepdown to Call

                                          -----------------------------------------------------------------------------------------
                                             100% Omdr                      150% Omdr                     200% Omdr
-----------------------------------------------------------------------------------------------------------------------------------
M1       DM                                                       65                             65                            65
         WAL                                                    4.59                           5.47                          4.46
         Mod Durn                                               4.16                           4.86                          4.07
         Principal Window                              Jan08 - Nov10                  Apr09 - May10                 Aug08 - Jun09
         Principal Writedown                             0.00 (0.00%)                   0.00 (0.00%)                  0.00 (0.00%)
         Total Collat Loss (Tranche Life)       33,265,520.50 (3.67%)          48,536,483.37 (5.35%)         60,781,955.56 (6.70%)
-----------------------------------------------------------------------------------------------------------------------------------
M2       DM                                                      110                            110                           110
         WAL                                                    4.47                           4.89                          5.21
         Mod Durn                                               4.01                           4.35                           4.6
         Principal Window                              Nov07 - Nov10                  Dec08 - May10                 Jun09 - Nov09
         Principal Writedown                             0.00 (0.00%)                   0.00 (0.00%)                  0.00 (0.00%)
         Total Collat Loss (Tranche Life)       33,265,520.50 (3.67%)          48,536,483.37 (5.35%)         62,899,581.33 (6.93%)
-----------------------------------------------------------------------------------------------------------------------------------

                                          -----------------------------------------------------------
                                                250% Omdr                    300% Omdr
-----------------------------------------------------------------------------------------------------
M1       DM                                                         65                            65
         WAL                                                      4.39                          4.27
         Mod Durn                                                    4                          3.92
         Principal Window                                Jul08 - Jun09                 Jun08 - Feb09
         Principal Writedown                               0.00 (0.00%)                  0.00 (0.00%)
         Total Collat Loss (Tranche Life)         75,977,444.44 (8.38%)         85,730,098.08 (9.45%)
-----------------------------------------------------------------------------------------------------
M2       DM                                                        110                           110
         WAL                                                       4.9                          4.57
         Mod Durn                                                 4.35                          4.11
         Principal Window                                Jun09 - Jun09                 Feb09 - Feb09
         Principal Writedown                               0.00 (0.00%)                  0.00 (0.00%)
         Total Collat Loss (Tranche Life)         75,977,444.44 (8.38%)         85,730,098.08 (9.45%)
-----------------------------------------------------------------------------------------------------

No Stepdown to maturity

                                          -----------------------------------------------------------------------------------------
                                            100% Omdr                      150% Omdr                      200% Omdr
-----------------------------------------------------------------------------------------------------------------------------------
M1      DM                                                       65                             65                             65
        WAL                                                    4.78                           4.57                           4.48
        Mod Durn                                               4.31                           4.15                           4.07
        Principal Window                              Nov08 - Nov09                  Sep08 - Aug09                  Aug08 - Jul09
        Principal Writedown                             0.00 (0.00%)                   0.00 (0.00%)                   0.00 (0.00%)
        Total Collat Loss (Tranche Life)       31,449,790.66 (3.47%)          46,493,787.30 (5.13%)          61,689,094.76 (6.80%)
-----------------------------------------------------------------------------------------------------------------------------------
M2      DM                                                      110                            110                            111
        WAL                                                    5.65                            5.4                           5.34
        Mod Durn                                               4.91                           4.73                           4.68
        Principal Window                              Nov09 - Aug10                  Aug09 - May10                  Jul09 - May10
        Principal Writedown                             0.00 (0.00%)                   0.00 (0.00%)                   0.00 (0.00%)
        Total Collat Loss (Tranche Life)       32,811,588.04 (3.62%)          48,536,483.37 (5.35%)          64,715,311.17 (7.13%)
-----------------------------------------------------------------------------------------------------------------------------------

                                         ---------------------------------------------------------------
                                                   250% Omdr                    300% Omdr
--------------------------------------------------------------------------------------------------------
M1      DM                                                             65                         65.15
        WAL                                                          4.39                          4.31
        Mod Durn                                                        4                          3.94
        Principal Window                                    Jul08 - Jun09                 Jun08 - May09
        Principal Writedown                                   0.00 (0.00%)                  0.00 (0.00%)
        Total Collat Loss (Tranche Life)             75,977,444.44 (8.38%)         89,812,224.52 (9.90%)
--------------------------------------------------------------------------------------------------------
M2      DM                                                          113.5                         116.1
        WAL                                                           5.3                          5.25
        Mod Durn                                                     4.65                          4.61
        Principal Window                                    Jun09 - May10                 May09 - May10
        Principal Writedown                                   0.00 (0.00%)                  0.00 (0.00%)
        Total Collat Loss (Tranche Life)             80,894,138.96 (8.92%)        97,072,966.75 (10.70%)
--------------------------------------------------------------------------------------------------------


No Stepdown to Call

                                          -----------------------------------------------------------------------------------------
                                             100% Omdr                      150% Omdr                      200% Omdr
-----------------------------------------------------------------------------------------------------------------------------------
M1      DM                                                        65                             65                             65
        WAL                                                     4.78                           4.57                           4.46
        Mod Durn                                                4.32                           4.15                           4.07
        Principal Window                               Nov08 - Nov09                  Sep08 - Jul09                  Aug08 - Jun09
        Principal Writedown                              0.00 (0.00%)                   0.00 (0.00%)                   0.00 (0.00%)
        Total Collat Loss (Tranche Life)        31,449,790.66 (3.47%)          46,266,821.07 (5.10%)          60,781,955.56 (6.70%)
-----------------------------------------------------------------------------------------------------------------------------------
M2      DM                                                       110                            110                            110
        WAL                                                     5.65                           5.38                           5.21
        Mod Durn                                                4.93                           4.73                            4.6
        Principal Window                               Nov09 - Aug10                  Jul09 - Apr10                  Jun09 - Nov09
        Principal Writedown                              0.00 (0.00%)                   0.00 (0.00%)                   0.00 (0.00%)
        Total Collat Loss (Tranche Life)        32,811,588.04 (3.62%)          48,309,517.14 (5.33%)          62,899,581.33 (6.93%)
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                                          ----------------------------------------------------------------
                                                     250% Omdr                    300% Omdr
----------------------------------------------------------------------------------------------------------
M1      DM                                                               65                            65
        WAL                                                            4.39                          4.27
        Mod Durn                                                          4                          3.92
        Principal Window                                      Jul08 - Jun09                 Jun08 - Feb09
        Principal Writedown                                     0.00 (0.00%)                  0.00 (0.00%)
        Total Collat Loss (Tranche Life)               75,977,444.44 (8.38%)         85,730,098.08 (9.45%)
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M2      DM                                                              110                           110
        WAL                                                             4.9                          4.57
        Mod Durn                                                       4.35                          4.11
        Principal Window                                      Jun09 - Jun09                 Feb09 - Feb09
        Principal Writedown                                     0.00 (0.00%)                  0.00 (0.00%)
        Total Collat Loss (Tranche Life)               75,977,444.44 (8.38%)         85,730,098.08 (9.45%)
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